January 9, 2002


                            DREYFUS MIDCAP VALUE FUND

                SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2002

      THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE FUND'S PROSPECTUS.

      Dreyfus Midcap Value Fund closed to new investors on January 7, 2002, when its total net assets reached $1.4 billion (the "Closing Date"). Existing shareholders will be permitted to make additional investments in any account that holds shares of the fund as of the Closing Date. Shareholders whose accounts have a zero balance after the Closing Date will be prohibited from reactivating the account or opening a new account. Financial institutions maintaining omnibus accounts with the fund may not accept purchase orders from new investors. New accounts may be established after the Closing Date by participants in group employer retirement plans (and their successor plans) offering the fund as an investment option as of the Closing Date.